UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Form of Grant of Restricted Units (Director)
Independent Director Compensation

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Officer Compensation
     On November 14, 2006, after a review of current salary levels and certain other compensation data, the Compensation Committee (the “Committee”) of the Board of Directors of Copano Energy, L.L.C. (the “Company”) approved a salary increase for the Chief Executive Officer of the Company to the level set forth below to be effective January 1, 2007. In addition, on November 16, 2006, after a review of current salary levels and certain other compensation data, the Committee approved salary increases to the levels set forth below for the following additional named executive officers to be effective January 1, 2007:

Name	New Salary
John R. Eckel, Jr. — Chairman of the Board and Chief Executive Officer	$375,000
R. Bruce Northcutt — President and Chief Operating Officer	$280,000
Matthew J. Assiff — Senior Vice President and Chief Financial Officer	$240,000
Ron W. Bopp — Senior Vice President, Corporate Development	$235,000
John Raber — President and Chief Operating Officer — ScissorTail Energy, LLC	$280,000

     Director Compensation
     On November 14, 2006, the Committee approved a modification to the form of Grant of Restricted Units agreement to be used for future grants to independent directors of the Company under the Company’s Long-Term Incentive Plan (“LTIP”). The modification provides that in the event that a director fails to be re-nominated for election to the Board of Directors of the Company, the restricted units and any distributions thereon held by the Company will vest on the next designated vesting date rather than be forfeited (“Revised Director Award Form”). In addition, on November 16, 2006, and upon recommendation of the Committee, the Board of Directors approved a modification to the Company’s independent director compensation program to accelerate the annual grant of restricted units to independent directors of the Company from December to November of each year (the “Revision to Director Compensation”). The Revision to Director Compensation is intended to decrease certain tax administration costs associated with administering the LTIP.
     The foregoing descriptions of the Revised Director Award Form and the Revision to Director Compensation do not purport to be complete and are qualified in their entirety by reference to the new form of award agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and the summary of independent director compensation, which is included as Exhibit 10.2 to this Current Report on Form 8-K, all of which are incorporated by reference into this Item 5.02.

2

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
*10.1           Form of Grant of Restricted Units (Directors)
*10.2           Independent Director Compensation

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: November 20, 2006	By:	/s/ Douglas L. Lawing
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

Exhibit Index

*10.1           Form of Grant of Restricted Units (Directors)
*10.2           Independent Director Compensation

*	Filed herewith